UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 15, 2019

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 15, 2019, Escalade, Incorporated (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year, the approval, by non-binding vote of the compensation of named executive officers and to recommend, by non-binding vote, the frequency of future non-binding stockholder votes on the compensation of the Company’s named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the six incumbent directors whose terms were expiring were nominated for reelection for a one-year term. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld

Walter P. Glazer, Jr.	7,469,103	899,080
Richard D. White	7,433,919	934,264
Edward E. Williams	7,686,781	681,402
Richard F. Baalmann, Jr.	8,253,846	114,337
David L. Fetherman	7,499,467	868,716
Patrick J. Griffin	7,497,140	871,043

Therefore, Messrs. Walter P. Glazer, Jr., Richard D. White, Edward E. Williams, Richard Baalmann, Jr., David L. Fetherman, and Patrick J. Griffin were elected to the Board. There were 5,564,829 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year, the Company’s stockholders ratified such appointment by a vote of 13,220,667 shares FOR, 40,359 shares AGAINST, and 671,986 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 8,222,809 shares FOR, 87,779 shares AGAINST, and 57,595 shares ABSTAINED. There were 5,564,829 broker non-votes. Therefore, the compensation for our named executive officers was approved, by non-binding vote.

As to the recommended frequency, by non-binding vote, of future non-binding stockholder votes on the compensation of our named executive officers the Company’s stockholders ratified by a vote of 7,357,575 shares for 1-YEAR, 44,042 shares for 2-YEARS, 912,663 shares for 3-YEARS, and 53,903 shares ABSTAINED, with no broker non-votes. Therefore, the frequency of future non-binding votes on the compensation for our named executive officers is recommended to be 1-YEAR, by non-binding vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: May 16, 2019	ESCALADE, INCORPORATED

	By:	/s/ Stephen R. Wawrin
Vice President Finance, Chief Financial Officer and Secretary